UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

Keros Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39264	81-1173868

(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Waltham Street, Suite 302 Lexington, Massachusetts (Address of principal executive offices)		02421 (Zip Code)

Registrant’s telephone number, including area code: (617) 314-6297

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KROS	The Nasdaq Stock Market LLC
Preferred Share Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

In furtherance of its previously announced plan to initiate a process to return $375.0 million of excess capital to stockholders, on October 15, 2025, Keros Therapeutics, Inc. (the “Company”) announced (i) that it had entered into stock purchase agreements with certain entities affiliated with ADAR1 Capital Management (collectively, the “ADAR1 Parties”, and such stock purchase agreement, the “ADAR1 Repurchase Agreement”) and certain entities affiliated with Pontifax Venture Capital (collectively, the “Pontifax Parties”, and such stock purchase agreement, the “Pontifax Repurchase Agreement” and, together with the ADAR1 Repurchase Agreement, the “Repurchase Agreements”) to repurchase the shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), held by the ADAR1 Parties and the Pontifax Parties, respectively, at a price of $17.75 per share, and (ii) following the entry into the Repurchase Agreements, that it intends to commence a tender offer to all holders of Common Stock to complete the return of capital to stockholders, subject to market conditions, at a cash purchase price of $17.75 per share. The Company expects to complete the repurchases under each of the Repurchase Agreements on or about October 15, 2025. The Company presently intends to commence the tender offer by the end of October 2025.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated by reference in this Item 1.01.

The ADAR1 Parties, in the aggregate, beneficially own 5,389,264 shares of Common Stock representing in the aggregate approximately 13.3% of the Company’s issued and outstanding shares of Common Stock as of October 14, 2025. The Pontifax Parties, in the aggregate, beneficially own 4,787,331 shares of Common Stock, representing in the aggregate approximately 11.8% of the Company’s issued and outstanding shares of Common Stock as of October 14, 2025.

Pursuant to the terms and conditions of the Repurchase Agreements, the ADAR1 Parties and the Pontifax Parties (collectively, the “Repurchase Parties”) agreed to sell all of the shares of Common Stock beneficially owned by them, being an aggregate of 10,176,595 shares of Common Stock, to the Company at a per share purchase price of $17.75 per share (collectively, the “Repurchase Transactions”), for an aggregate purchase price of approximately $181 million. In addition, concurrently with the execution of the Pontifax Repurchase Agreement, each of Tomer Kariv and Ran Nussbaum delivered their resignations from the Company’s board of directors and all committees thereof.

The Company expects to complete the Repurchase Transactions on or about October 15, 2025 in accordance with the terms of their respective Repurchase Agreements. Pursuant to the Repurchase Agreements, the Repurchase Parties have agreed to certain customary standstill restrictions and voting commitments, which will remain in effect until immediately following the final certification of the voting results for the Company’s 2028 annual stockholder meeting. The Company and the Repurchase Parties have also agreed to certain customary mutual non-disparagement obligations to remain in effect during the same period.

The foregoing descriptions of the Repurchase Agreements are summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the ADAR1 Repurchase Agreement and the Pontifax Repurchase Agreement, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

As of September 30, 2025, the Company’s cash and cash equivalents are expected to be approximately $693.5 million. The preceding preliminary unaudited financial information are estimates prepared by the Company’s management, are based on information available to management as of the date of this Current Report on Form 8-K, are subject to change, and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. The Company expects to complete its interim financial statements as of and for the quarter ended September 30, 2025 prior to the completion of the tender offer referenced in Item 8.01 to this Current Report on Form 8-K. While the Company is currently unaware of any items that would require the Company to make adjustments to the preceding preliminary unaudited financial information, it is possible that the Company or its independent registered public accounting firm may identify such items as the Company completes its interim review process and any resulting changes could be material. Accordingly, undue reliance should not be placed on this preliminary unaudited financial information. This preliminary unaudited financial information is not necessarily indicative of any future period.

2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Pontifax Repurchase Agreement, each of Tomer Kariv and Ran Nussbaum have resigned from their respective positions as a member of the Company’s board of directors and all committees thereof, effective as of October 15, 2025.

Following Mr. Kariv’s resignation, the board of directors appointed Jean-Jacques Bienaimé, who currently serves as a member of the Nominating and Corporate Governance Committee, as the new Chair of the Nominating and Corporate Governance Committee, effective October 15, 2025.

Item 7.01 Regulation FD Disclosure.

On October 15, 2025, the Company issued a press release announcing several corporate updates, including, among other matters, (i) the execution of the Repurchase Agreements and the related resignations of Tomer Kariv and Ran Nussbaum from the Company’s board of directors and all committees thereof, and (ii) the Company’s intention to commence a tender offer. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 to Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information set forth in the Introductory Note is incorporated by reference in this Item 8.01.

Additional Information Regarding the Tender Offer

This communication is for informational purposes only, is not a recommendation to buy or sell shares of the Common Stock and does not constitute an offer to buy or the solicitation of an offer to sell shares of the Common Stock. The tender offer described in this communication has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms described in this communication or at all. The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that the Company expects to distribute to its shareholders and file with the U.S. Securities and Exchange Commission (the “Commission”) upon commencement of the tender offer. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. Once the tender offer is commenced, stockholders and investors will be able to obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, letter of transmittal and other documents that the Company expects to file with the Commission at the Commission’s website at www.sec.gov or by calling the Information Agent (to be identified at the time the offer is made) for the tender offer.

3

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipates,” “believes,” “continue,” “expects,” “enable,” “intention,” “potential” and “will” or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning: the expected closing of the Repurchase Transactions, the intended commencement of the tender offer; Keros’ expectations regarding its strategy, progress and timing of its clinical trials for KER-065, including its regulatory plans; the therapeutic potential of KER-065, including in patients with Duchenne muscular dystrophy; and Keros’ plan to distribute certain net cash proceeds received from its global license agreement with Takeda Pharmaceuticals U.S.A., Inc. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: Keros’ limited operating history and historical losses; Keros’ ability to raise additional funding to complete the development and any commercialization of its product candidates; Keros’ dependence on the success of its product candidates, KER-065 and elritercept; that Keros may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; Keros’ ability to obtain, maintain and protect its intellectual property; and Keros’ dependence on third parties in connection with manufacturing, clinical trials and preclinical studies.

These and other risks are described more fully in Keros’ filings with the SEC, including the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 6, 2025, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of October 15, 2025, by and between the Company and ADAR1.

2.2	Stock Purchase Agreement, dated as of October 15, 2025, by and between the Company and Pontifax.

99.1	Press Release, dated October 15, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

4

sIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEROS THERAPEUTICS, INC.

By:	/s/ Jasbir Seehra
Jasbir Seehra, Ph.D.
Chief Executive Officer

Dated: October 15, 2025

5